UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

STEAKHOUSE PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23739	94-3248672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Willow Creek Road

San Diego, California 92131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 689-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ⁮

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ⁮

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ⁮

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) ⁮

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review.

On September 9, 2005, the management of Steakhouse Partners, Inc. (the “ Company ”) recommended and the Company’s Audit Committee has concluded, that the Company’s previously issued financial statements as of and for thirteen weeks ended March 29, 2005 included in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2005 (the “First Quarter Form 10-Q”) and the thirteen weeks and the twenty-six weeks ended June 28, 2005 included in its Quarterly Report on Form 10-Q filed with the SEC on August 17, 2005 (the “Second Quarter 10-Q,” and collectively with the First Quarter Form 10-Q, the “Form 10-Qs”), will need to be restated as a result of certain required non-cash adjustments related to accounting for stock options previously granted to certain members of the Company’s Board of Directors, an outside consultant, and certain of its employees (the “Stock Options”).

After consultation with its independent registered public accounting firm and outside legal counsel, the Company has determined that its previous attempted cancellation of the Stock Options, previously announced in the Form 10-Qs, was legally ineffective. This determination has resulted in the need for the Company to restate its historical financial statements as presented in the First Quarter Form 10-Q and the Second Quarter Form 10-Q to make certain adjustments related to stock-based compensation expense. The determination to restate the prior financial statements was discussed by the Audit Committee with the Company’s independent registered public accounting firm. The attempted cancellation was deemed ineffective because (i) no consideration was given to the affected optionees for the cancellation of the Stock Options and (ii) informed consent of the affected optionees for the cancellation was not obtained, and therefore, the Stock Options remain outstanding. As a result of the need to make these adjustments, the interim consolidated financial statements as of and for the thirteen week periods ended March 29, 2005 and June 28, 2005, and for the twenty-six week period ended June 28, 2005, as previously filed with the SEC in the Form 10-Qs, should no longer be relied upon. Upon completion of the restated historical financial statements, the Company expects to file amended Form 10-Qs for it’s first and second quarters as soon as practicable. The Company believes that the Form 10-Q/As will be filed no later than October 14, 2005.

After allowance for stock options which will be or were forfeited in connection with employee attrition, the Company expects that the aggregate impact of these adjustments will reduce net income for the thirteen weeks ended March 29, 2005 by approximately $35,990, reduce net income for the thirteen weeks ended June 28, 2005 by approximately $89,630 and reduce net income for the twenty-six weeks ended June 28, 2005 by approximately $125,610. In addition, certain other corresponding adjustments to the stockholders equity section of the balance sheet, the statements of operations and cash flows will be made to the financial statements, although, due to the fact that the adjustments are based on non-cash stock compensation expense, no changes in the Company’s cash position is expected as a result of the adjustments. While the Company believes it has identified the only adjustments necessary to its historical financial statements, the accounting analysis is ongoing and the scope of the Company’s work is subject to continuing review; therefore, management may have further assessments of these and any other transactions it reviews and, consequently, the final financial results may vary materially from this preliminary report.

A summary of the expected adjustments to the financial statements is reflected in the table below. The figures set forth in the foregoing paragraphs and below are intended to be estimates and are subject to adjustment in the Form 10-Q/A to be filed with respect to the thirteen week periods ended March 29, 2005 and June 28, 2005.

CONDENSED CONSOLIDATED BALANCE SHEETS
	As Originally Presented		As Restated
	(unaudited)		(unaudited)
	March 29, 2005	June 28, 2005	March 29, 2005	June 28, 2005
Stockholders’ equity (deficit)
Additional paid-in capital	$7,001,999	$7,201,827	$7,941,842	$8,135,301
Deferred compensation	--	--	(903,858)	(807,853)
Accumulated deficit	(445,898)	(392,602)	(481,888)	(518,223)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	As Originally Presented		As Restated		As Originally Presented	As Restated
	(unaudited)		(unaudited)		(unaudited)

	Thirteen weeks ended March 29, 2005	Thirteen weeks ended June 28, 2005	Thirteen weeks ended March 29, 2005	Thirteen weeks ended June 28, 2005	Twenty-six weeks ended June 28, 2005	Twenty-six weeks ended June 28, 2005
General and Administrative Expense (includes non cash compensation expense of $35,990, $89,621 and $125,611, respectively, in the case of the restated financial statements)	$1,065,052	$1,004,130	$1,101,042	$1,093,761	$2,097,594	$2,223,215
Income before other income (expense)	322,413	232,558	286,423	142,927	570,957	445,336
Income (loss) before reorganization items, provision for income taxes	219,405	9,080	183,415	(80,551)	228,484	102,863
Income (loss) before provision for income taxes	208,405	74,296	172,415	(15,535)	282,701	157,080
Net income/(Loss)	189,405	53,296	153,405	36,335	242,701	117,080
Earnings (loss) per share
Basic	0.03	0.01	0.03	(0.01)	0.04	0.02
Diluted	0.03	0.01	0.03	(0.01)	0.04	0.02

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Cash flows from operating activities
Net income (loss)	$189,405		$153,415		$242,701	$117,080
Amortization of stock options issued below fair market value to employees	--		35,990		--	125,621

A copy of the Company’s press release dated September ___, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. Any statement contained herein that is not a statement of historical fact may be deemed to be a forward-looking statement. Without limiting the foregoing, the words “believes,” anticipates,” “plans,” “expects,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Form 8-K include statements regarding the final amount of adjustments to the Company’s prior financial statements and the timing of the filing of the Company’s Form 10-Q/As for the first and second quarters of 2005. The Company’s actual results may differ materially from those indicated by such forward-looking statements based on risks and uncertainties that affect the Company, such as additional adjustments that may be required in connection with the restatement of the Company’s financial statements and other factors which are detailed in the Company’s reports it files with the Securities and Exchange Commission. The Company disclaims any intent or obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 15, 2005	STEAKHOUSE PARTNERS, INC.
By: __________________________________________________ Joseph L. Wulkowicz Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 15, 2005.